Sit Money Market Fund, Inc.

Prospectus Supplement Dated October 9, 2008 to Bond Funds Prospectus Dated August 1, 2008

Sit Money Market Fund, Inc. (the “Fund”) has applied to participate in the United States Department of the Treasury’s Temporary Guaranty Program for Money Market Funds (the “Program”). The Program seeks to guarantee the net asset value of certain shares of money market funds as of September 19, 2008. The Program applies only to shareholders of record of a participating fund on September 19, 2008 who have a positive balance in the same account of that fund on the date, if any, on which the fund’s market-based net asset value per share falls below $0.995 (the “Guarantee Event”). The number of shares of each shareholder of record covered by the Program will be the lesser of (a) the number of shares owned by the shareholder on September 19, 2008 or (b) the number of shares owned by the shareholder in the same account on the date of the Guarantee Event. A shareholder who sells all of his or her shares after September 19, 2008 (and before the Guarantee Event) will no longer be covered by the Program, even if the shareholder subsequently reinvests in the Fund.

If a Guarantee Event occurs, the Fund would have to comply with certain requirements for any shareholder to be entitled to payments under the Program including, but not limited to, liquidation of the Fund under applicable state law (which would require shareholder approval) on or before the 30th day following the occurrence of a Guarantee Event unless the Treasury, in its sole and absolute discretion, after taking into account prevailing market conditions, consents in writing to a later date; ceasing the payment of dividends to the Fund’s shareholders; and suspending the redemption of the Fund’s outstanding shares in accordance with applicable SEC rules, orders and no-action positions.

Unless extended by the Treasury, the Program is due to expire on December 18, 2008. There is no assurance that the Fund will be able to participate in the Program if it is extended beyond December 18, 2008. If the Program is extended, the Fund’s Board of Directors will consider whether the Fund will continue to participate. If a Guarantee Event occurs after the Program expires, or, if sooner, after the Fund ceases to participate in the Program, neither the Fund nor any shareholder will be entitled to any payment under the Program.

At the inception of the Program, assets available to the Program to support all participating money market funds do not exceed $50 billion. Additional information about the Program is available at the U.S Treasury Department’s website at http://www.ustreas.gov.

Shareholders should retain this Supplement for future reference.